1290 FUNDS®

SUPPLEMENT DATED JUNE 15, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2020, as supplemented, of 1290 Funds. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com, or you can view, print, and download a copy of these documents at 1290 Funds’ website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the names of certain entities referenced in the Summary Prospectus, Prospectus, and SAI.

Effective June 15, 2020:

All references to AXA Equitable Funds Management Group, LLC are deleted and replaced with Equitable Investment Management Group, LLC;

All references to FMG LLC are deleted and replaced with EIM;

All references to AXA Equitable Life Insurance Company are deleted and replaced with Equitable Financial Life Insurance Company;

All references to AXA Equitable are deleted and replaced with Equitable Financial;

All references to AXA Distributors, LLC are deleted and replaced with Equitable Distributors, LLC; and

All references to AXA Advisors, LLC are deleted and replaced with Equitable Advisors, LLC.

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